Cash and Cash Equivalents (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Cash And Cash Equivalents [Abstract]
Cash and savings accounts	$ 59,302	$ 63,664
Time deposits	6	6
Cash and cash equivalents reported on the consolidated balance sheets	59,308	63,670
Cash restricted as collateral and performance bond	518	507
Total cash, restricted cash and cash equivalents reported on the consolidated statements of cash flows	$ 59,826	$ 64,177	$ 66,211	$ 72,432